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of the Securities Exchange Act of 1934

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GuideStone Funds
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GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

July 18, 2007

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”). The Board of Trustees of the Trust has approved (1) the appointment of two new sub-advisers, Western Asset Management Company and its affiliate Western Asset Management Company Limited, to manage a portion of the Small Cap Equity Fund’s portfolio. There will be no increase in the aggregate advisory fee paid by the Small Cap Equity Fund as a result of this change.

In addition, GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each Fund, has approved an amendment to the Trust’s Trust Instrument. The amendment will provide greater flexibility to consolidate series or classes of the Trust if it is determined that such consolidation is in the best interests of shareholders.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones
President

GUIDESTONE FUNDS

Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

July 18, 2007

This document is an Information Statement for shareholders of Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Real Estate Securities Fund, Global Bond Fund, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, and MyDestination 2045 Fund (collectively, the “Funds”), each a series of GuideStone Funds (the “Trust”). GuideStone Capital Management (the “Investment Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The Funds’ principal underwriter is PFPC Distributors, Inc. (“Distributor”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Inc. serves as the transfer agent and administration and accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about July 18, 2007 to the shareholders of record of each Fund as of June 8, 2007 (the “Record Date”).

As further described in the Funds’ prospectus, the assets of each Fund are or may be allocated among multiple sub-advisers. On December 17, 2002, the Trust and the Investment Adviser received an exemptive order from the U.S. Securities and Exchange Commission to permit the Investment Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

Small Cap Equity Fund. On May 21, 2007, Western Asset Management Company (“Western”) and its affiliate, Western Asset Management Company Limited (“WAMCL”) were each appointed as sub-advisers to manage a portion of the assets of the Small Cap Equity Fund. The current sub-advisers to the Small Cap Equity Fund continue to serve the Fund.

All Funds. On May 15, 2007, GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each Fund, approved an amendment to the Trust’s Trust Instrument. The amendment will permit the Trustees of the Trust, without obtaining shareholder approval, to (1) provide for the conversion or exchange of shares of one or more series or classes of the Trust and (2) cause a merger or consolidation between series or classes of the Trust.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent semi-annual or annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

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As of the Record Date, the following are the shares that were issued and outstanding:

Fund	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income Fund I	6,492,871.897	N/A	N/A	N/A
Flexible Income Fund	N/A	21,888,629.542	1,427,664.749	642,400.267
Growth and Income Fund I	28,915,244.526	N/A	N/A	N/A
Growth and Income Fund	N/A	87,890,706.616	1,750,240.983	945,718.613
Capital Opportunities Fund I	18,085,571.684	N/A	N/A	N/A
Capital Opportunities Fund	N/A	65,174,631.446	942,572.116	829,176.567
Global Equity Fund I	12,737,854.120	N/A	N/A	N/A
Global Equity Fund	N/A	55,011,203.514	1,419,393.378	656,255.656
Money Market Fund	108,832,712.070	966,816,912.870	5,098,695.650	5,713,037.000
Low-Duration Bond Fund	14,763,240.753	50,589,515.921	591,191.857	572,477.527
Medium-Duration Bond Fund	16,770,599.137	78,072,406.652	1,638,709.964	641,514.308
Extended-Duration Bond Fund	8,924,348.857	31,841,067.599	2,024,296.941	713,259.614
Global Bond Fund	N/A	11,481,013.973	N/A	N/A
Equity Index Fund	7,451,372.006	21,771,046.278	1,084,369.993	378,634.801
Real Estate Securities Fund	N/A	10,101,644.814	N/A	N/A
Value Equity Fund	19,831,315.654	73,931,815.143	1,697,116.808	664,714.195
Growth Equity Fund	18,916,718.247	73,276,434.349	1,062,570.740	536,777.777
Small Cap Equity Fund	6,515,458.871	29,315,862.540	1,591,197.202	591,028.641
International Equity Fund	15,581,319.586	64,784,937.926	1,535,943.436	511,631.224
MyDestination 2005 Fund	N/A	3,223,690.360	103,474.124	101,618.501
MyDestination 2015 Fund	N/A	8,703,326.909	101,762.082	111,897.105
MyDestination 2025 Fund	N/A	5,223,877.056	114,338.026	127,090.939
MyDestination 2035 Fund	N/A	1,623,511.153	100,863.412	109,184.072
MyDestination 2045 Fund	N/A	494,331.593	102,324.886	103,187.537

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Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date. The executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Investment Adviser.

I. Small Cap Equity Fund: Appointment of Western Asset Management Company and Western Asset Management Company Limited as Sub-Advisers

Appointment. At a regular meeting of the Board held on May 21-22, 2007, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) unanimously approved the Investment Adviser’s proposal to engage Western and WAMCL to provide sub-advisory services with respect to a portion of the Small Cap Equity Fund commencing on or about June 15, 2007. Western and WAMCL join Aronson+Johnson+Ortiz LP, Lord, Abbett & Co. LLC, Lotsoff Capital Management, Provident Investment Counsel, Inc., and TimesSquare Capital Management, LLC, the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The Investment Adviser carefully monitors the performance of the Fund’s sub-advisers and their adherence to the Fund’s investment objectives. In the course of this process, the Investment Adviser determined that the addition of Western and WAMCL would enhance the investment strategy of the Fund, which, as of June 1, 2007, reached approximately $627,191,173 in assets. The Investment Adviser believes that the addition of Western and WAMCL will improve the performance of the Fund’s core-oriented exposure, which emphasizes both value and growth, and will increase the potential for generating returns through the use of Russell 2000® Index stock futures and the management of the underlying cash.

In making its determination to hire Western and WAMCL, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the fees charged to comparable clients, and information regarding the firms’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes. The Board considered that it had previous familiarity with Western and WAMCL, as the firms serve as sub-advisers to two other series of the Trust, and the Board had reviewed the firms at its meetings during the previous year, including an on-site visit to Western in 2006. The Board also reviewed presentations by the Investment Adviser regarding the comprehensive screening process it used to recommend Western and WAMCL. The Board received and considered information about the potential of Western and WAMCL to experience economies of scale as the Fund grows in size. The fee schedule for Western and WAMCL incorporates fee breakpoints which will benefit the Fund as the assets grow in market value. Because the engagement of Western and WAMCL is new with respect to the Fund, there is no historical profitability with regard to the firms’ arrangements with the Fund. As a result, this factor was not considered by the Board. The Board noted that the Fund, and not the Investment Adviser, pays fees to Western and WAMCL directly, but that the Fund is subject to expense limitation arrangements, and therefore a decrease in the overall advisory fees paid by the Fund had the potential to benefit the Adviser. The Board noted that total investment advisory fees for the Fund, which would decrease by approximately 0.02%, continued to be competitive with fees paid by other similar funds to other advisers.

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The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Western and WAMCL and their affiliates as a result of their arrangements with the Fund. The Board concluded that any potential benefits to be derived by Western and WAMCL included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by Western and WAMCL with respect to approximately 8.5% of the Small Cap Equity Fund’s assets, and the Investment Adviser’s assessment that the strategy would improve the Fund’s core exposure, offer the potential for increased returns, and further diversify the risks associated with the Fund. The Board noted that the proposed investment strategy had not been implemented previously for a small cap equity fund by Western and WAMCL, and therefore, an investment performance history for a comparably managed fund or account was not available. The Board then considered simulated historical performance information for the portion of the Small Cap Equity Fund proposed to be managed by Western and WAMCL. The simulated performance was calculated using the historical performance of a portion of a fixed-income series of the Trust that is managed by Western and WAMCL using the same “core plus” fixed-income investment strategy proposed for the Small Cap Equity Fund, and the performance of the Russell 2000® Index. The Board noted that the simulated performance, which covered a period of 15 years, indicated that the long-term performance of the strategy was positive. The Board recognized that there would be costs associated with reallocating assets of the Small Cap Equity Fund to Western and WAMCL from a portion managed by another sub-adviser of the Fund. The Board considered strategies proposed by the Investment Adviser in order to decrease the costs of the transition, including maintaining market exposure to the Russell 2000® Index during the transition process.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Western or WAMCL. In addition, since January 1, 2006, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Western or WAMCL, any parent or subsidiary of Western or WAMCL or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding Western and WAMCL. Western, located in Pasadena, California, and WAMCL, located in London, England, are wholly owned subsidiaries of Legg Mason, Inc. a diversified financial services company. Western and WAMCL currently serve as sub-advisers to two other series of the Trust, the Medium-Duration Bond Fund and the Global Bond Fund. More information about Western and WAMCL is provided in Appendix B and C.

Western and WAMCL will manage approximately 8.5% of the total assets of the Small Cap Equity Fund. The firms will seek to exceed the total return of the Russell 2000® Index by investing in Russell 2000® Index stock futures, backed by a diversified portfolio of fixed income instruments actively managed by Western and WAMCL with a view toward enhancing the Fund’s total return.

Comparison of the Management Fees. The management fee paid by the Fund will remain the same (or slightly lower) as it was prior to the effectiveness of the Western and WAMCL

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Agreements. It is anticipated that the addition of Western and WAMCL to manage a portion of the Small Cap Equity Fund’s assets will result in a decrease the Fund’s management fees by approximately 0.02%. For the fiscal year ended December 31, 2006, each Class of the Fund paid a management fee of 0.98% of average daily net assets.

Description of the Western and WAMCL Agreements. The Western and WAMCL Agreements (collectively, the “Western Agreements”) became effective on June 1, 2007. This description of the Western Agreements is qualified in its entirety by the form of the Agreements, which is included in Appendix D. Except as to compensation and effective date, the terms of the Western Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Investment Adviser and the Fund’s other sub-advisers. The Western Agreements will each continue in effect for an initial term of two years. Thereafter, each Western Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Western Agreements, Western and WAMCL manage the assets of the Fund that are allocated to them by the Investment Adviser. Western and WAMCL have discretion pursuant to their respective Agreements to purchase and sell securities for the segment of Fund assets allocated to them in accordance with the Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although Western and WAMCL are subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Western Agreements recognize that Western and WAMCL may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firms with research, analysis, advice or similar services. The Western Agreements also provide that each of Western and WAMCL will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder with respect to transactions each firm effects on behalf of the Fund, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance with respect to Western’s and WAMCL’s investments on its behalf and make available to the Board and the Investment Adviser any economic, statistical and investment services that each firm normally makes available to its institutional investors or other customers.

The Western Agreements do not protect Western or WAMCL against liability to the Fund or its shareholders to which Western or WAMCL might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or breach of its duties and obligations under the Agreement. Each Western Agreement terminates automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Investment Adviser. The Western Agreements also may be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

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II. All Funds: Amendment of the Trust’s Trust Instrument

In accordance with the prior action of the Board of Trustees of the Trust, GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding shares of each series of the Trust, has approved an Amended and Restated Trust Instrument of the Trust by written consent as the majority shareholder of each Fund on May 15, 2007. The revisions permit the Trustees, without obtaining shareholder approval, to (1) provide for the conversion or exchange of shares of one or more series or classes of the Trust and (2) cause a merger or consolidation between series or classes of the Trust. The changes to the Trust Instrument will provide greater flexibility to consolidate series or classes of the Trust if it is determined that such consolidation is in the best interests of shareholders.

Article III of the Amended and Restated Trust Instrument, which sets forth the powers of the Trustees of the Trust, was amended to incorporate the following additions:

Section 4. Conversion or Exchange of Shares. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders provide for the conversion or exchange of Shares of one or more Series or Classes on such terms and conditions as they may establish from time to time; provided, however, that the Trustees shall provide written notice to the affected Shareholders of the establishment, pursuant to this Section 4, of any such conversion or exchange feature.

Section 5. Reorganization of Series, Classes. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause a merger or consolidation between any Series or Class and another Series or Class. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers or any other method approved by the Trustees. The Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 5, any Series or Class sells, conveys or transfers all or a portion of its assets to another Series or Class or merges or consolidates with another Series or Class.

Portfolio Transactions. For the fiscal year ended December 31, 2006, the Funds did not execute transactions through broker-dealers affiliated with the Funds’ sub-advisers directing the transactions.

By Order of the Board of Trustees,

Rodney R. Miller
July 18, 2007	Vice President and Secretary

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APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Flexible Income Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,132,231.270	55%
Flexible Income Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	6,421,454.861	29%
Flexible Income Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,343,306.417	6%
Growth & Income Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	54,188,024.451	62%
Growth & Income Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	26,874,574.059	31%
Capital Opportunities Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	42,492,099.602	65%
Capital Opportunities Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	17,734,870.407	27%
Global Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	34,227,770.821	62%
Global Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	13,252,876.802	24%
Money Market Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	263,725,598.150	27%
Money Market Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	148,578,134.670	15%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ MED DURATION BOND FUND PO BOX 2190 DALLAS TX 75221-2190	139,546,584.060	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ GROWTH EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	67,931,818.530	7%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ VALUE EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	64,730,996.870	7%
Money Market Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES MONEY MKT LIQ INT’L EQUITY FUND PO BOX 2190 DALLAS TX 75221-2190	55,350,397.130	6%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	18,383,022.316	36%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,963,107.203	32%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	6,531,176.976	13%
Low-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	4,923,167.454	10%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	24,934,196.451	32%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	23,967,762.119	31%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,182,357.171	13%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	5,413,526.557	7%
Medium-Duration Bond Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,914,151.835	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,398,031.487	39%
Extended-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,059,396.360	28%
Extended-Duration Bond Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,752,642.341	12%
Extended-Duration Bond Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,635,789.657	11%
Extended-Duration Bond Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,826,439.009	6%
Equity Index Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	7,421,243.274	34%
Equity Index Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	4,241,928.377	19%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,407,890.386	16%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,814,966.481	13%
Equity Index Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,233,480.951	10%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	15,462,577.123	21%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	13,447,318.148	18%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,467,710.387	17%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	10,690,806.873	14%
Value Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	9,889,002.817	13%
Value Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,644,083.470	8%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	16,509,532.434	23%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	14,589,169.686	20%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	13,244,095.448	18%
Growth Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,532,473.192	14%
Growth Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	9,258,748.285	13%
Growth Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	4,839,590.904	7%
Small Cap Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	8,788,671.127	30%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	4,518,297.967	15%
Small Cap Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	4,333,361.300	15%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	3,770,113.567	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,997,550.692	10%
Small Cap Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	2,927,129.119	10%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	12,453,327.528	19%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,423,682.716	19%
International Equity Fund GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	11,529,803.595	18%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	10,284,614.549	16%
International Equity Fund GS4 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH AND INCOME BLENDED FUND PO BOX 2190 DALLAS TX 75221-2190	8,481,649.283	13%
International Equity Fund GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,659,230.553	9%
Real Estate Securities Fund	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	4,049,587.654	40%
Real Estate Securities Fund	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,600,110.639	26%
Real Estate Securities Fund	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,000,543.896	20%
MyDestination 2005 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,954,127.652	61%
MyDestination 2005 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	948,570.339	29%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	6,017,477.519	69%
MyDestination 2015 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,425,179.447	28%
MyDestination 2025 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	3,531,015.466	68%
MyDestination 2025 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,487,474.945	28%
MyDestination 2035 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,057,260.598	65%
MyDestination 2035 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	418,165.672	26%
My Destination 2035 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	90,273.579	6%
MyDestination 2045 GS4 Class	GUIDESTONE CHURCH RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	230,493.166	47%
MyDestination 2045 GS4 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	147,654.723	30%
MyDestination 2045 GS4 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	88,763.708	18%
Flexible Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	1,422,687.159	100%
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,612,782.027	92%
Growth & Income Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	93,549.200	5%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	784,279.693	83%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	77,755.319	8%
Capital Opportunities Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES NORTHCREEK CHURCH PO BOX 2190 DALLAS TX 75221-2190	54,340.963	6%
Global Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	1,357,518.485	96%
Money Market Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	4,876,395.420	96%
Low-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	569,382.111	96%
Medium-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,637,934.340	100%
Extended-Duration Bond Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	2,022,785.832	100%
Equity Index Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,050,487.295	97%
Value Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,680,949.423	99%
Growth Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,037,875.125	98%
Small Cap Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,569,796.293	99%
International Equity Fund GS6 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,510,620.959	98%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2005 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	100,134.865	97%
MyDestination 2015 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,703.888	98%
MyDestination 2025 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,507.463	87%
MyDestination 2025 GS6 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	14,242.351	12%
MyDestination 2035 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,409.543	99%
MyDestination 2045 GS6 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,741.509	97%
Flexible Income Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	5,465,620.661	84%
Flexible Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	914,843.103	14%
Growth & Income Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	19,798,882.791	68%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,938,072.661	14%
Growth & Income Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN PO BOX 2190 DALLAS TX 75221-2190	3,599,048.015	12%
Capital Opportunities Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	15,944,115.896	88%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Capital Opportunities Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,545,821.457	9%
Global Equity Fund I GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	10,669,874.635	84%
Global Equity Fund I GS2 Class	GUIDESTONE FINANCIAL RESOURCES BAYLOR UNIVERSITY RET PLAN PO BOX 2190 DALLAS TX 75221-2190	1,931,722.063	15%
Money Market Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	78,020,398.92	72%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	6,076,975.18	6%
Money Market Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES EMPLOYER ASSET PLAN PO BOX 2190 DALLAS TX 75221-2190	5,307,061.52	5%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,731,185.936	39%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FLEXIBLE INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	5,563,921.929	38%
Low-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	2,052,562.399	14%
Low-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	972,807.158	7%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	9,952,292.254	59%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	3,557,457.121	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,773,364.116	11%
Medium-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	940,860.485	6%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,228,655.024	47%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	1,817,297.435	20%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,485,558.497	17%
Extended-Duration Bond Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	1,119,927.059	13%
Equity Index Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,273,301.137	44%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,121,548.773	15%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,068,854.915	14%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	968,869.032	13%
Equity Index Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	543,727.699	7%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	5,165,943.832	26%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	4,805,853.167	24%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,354,760.101	22%
Value Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,690,996.411	19%
Value Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	938,948.387	5%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	4,970,572.032	26%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	4,600,593.376	24%
Growth Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	4,179,631.593	22%
Growth Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	3,773,434.798	20%
Small Cap Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,698,892.087	41%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	1,213,307.278	19%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	1,168,049.554	18%
Small Cap Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	1,035,998.817	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GLOBAL EQUITY FUND I PO BOX 2190 DALLAS TX 75221-2190	2,861,261.525	18%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES CAPITAL OPPORTUNITIES FUND I PO BOX 2190 DALLAS TX 75221-2190	2,726,242.128	17%
International Equity Fund GS2 Class	GUIDESTONE 403 (B)(9) EMPLOYER PLAN PO BOX 2190 DALLAS TX 75221-2190	2,704,252.045	17%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES GROWTH & INCOME FUND I PO BOX 2190 DALLAS TX 75221-2190	2,568,583.034	16%
International Equity Fund GS2 Class	GEORGIA BAPTIST FOUNDATION INC 6405 SUGARLOAF PKWY DULUTH GA 30097-4092	1,464,709.839	9%
International Equity Fund GS2 Class	NORTHERN TRUST CO CUST FBO CHURCH OF THE NAZARENE PENSION PO BOX 92956 CHICAGO IL 60675-2956	1,148,416.742	7%
International Equity Fund GS2 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	807,905.785	5%
Flexible Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ENDOWMENT FUND PO BOX 2190 DALLAS TX 75221-2190	607,994.975	95%
Flexible Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	34,029.803	5%
Growth & Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	632,194.121	67%
Growth & Income Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	288,211.031	30%
Capital Opportunities Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES PROTECTION BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	580,593.755	70%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Capital Opportunities Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	246,545.588	30%
Global Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	541,341.116	82%
Global Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	113,261.469	17%
Money Market Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	5,411,327.080	95%
Money Market Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	278,617.860	5%
Low-Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES INSURANCE FUND PO BOX 2190 DALLAS TX 75221-2190	568,753.533	99%
Medium-Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	633,899.178	99%
Extended-Duration Bond Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	711,378.465	100%
Equity Index Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	367,944.146	97%
Value Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	626,251.391	94%
Growth Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	521,376.434	97%
Small Cap Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	576,553.065	98%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of June 1st, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund GS8 Class	GUIDESTONE FINANCIAL RESOURCES FIXED BENEFIT PLAN PO BOX 2190 DALLAS TX 75221-2190	492,233.176	96%
MyDestination 2005 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	100,134.865	99%
MyDestination 2015 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,703.888	89%
MyDestination 2015 GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	12,193.217	11%
MyDestination 2025 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,507.463	78%
MyDestination 2025 GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	27,583.476	22%
MyDestination 2035 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,409.543	91%
MyDestination 2035 GS8 Class	GUIDESTONE FINANCIAL RESOURCES ER 403(B) RETIREMENT PLAN PO BOX 2190 DALLAS TX 75221-2190	9,774.529	9%
MyDestination 2045 GS8 Class	GUIDESTONE FINANCIAL RESOURCES OPERATING FUND PO BOX 2190 DALLAS TX 75221-2190	99,741.410	97%

APPENDIX B

MORE INFORMATION ABOUT WESTERN

Western Asset Management Company, Pasadena, California: Western has been managing fixed income assets since 1971. As of December 31, 2006, Western currently manages $574.6 billion in assets that span the yield curve and globe. Western utilizes a team-based approach to portfolio management, bringing the expertise of all of its sector specialists, as guidelines allow, to all portfolios. Western’s Investment Strategy Group sets policy for its portion of the Small Cap Equity Fund, with that policy implemented by the portfolio team. S. Kenneth Leech and Stephen A. Walsh are responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as portfolio managers for Western for the past five years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of Western:

Name	Position(s) with Western/Principal Occupations
James W. Hirschmann	CEO
Gavin L. James	Director of Global Client Service and Marketing

The business address of each person listed above is 385 East Colorado Boulevard, Pasadena, CA 91101.

B-1

APPENDIX C

MORE INFORMATION ABOUT WAMCL

Western Asset Management Company Limited (“WAMCL”), London, England: WAMCL manages approximately $91.3 billion in assets, as of December 31, 2006. It utilizes a team based approach to portfolio management to manage a portion of the Small Cap Equity Fund’s investments in obligations denominated in currencies other than the U.S. dollar. S. Kenneth Leech and Stephen A. Walsh are responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Leech and Mr. Walsh are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. With respect to the Fund and other client accounts with a similar objective, Edward A. Moody, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and oversight. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. WAMCL’s investment discipline emphasizes a team-based approach that combines the efforts of groups of specialists working in different market sectors. Messrs. Leech, Walsh, Moody and Eichstaedt have been employed as portfolio managers for Western for the past five years. Mr. Lindbloom has been employed as a portfolio manager for Western since 2005. Prior to joining Western, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors or general partners of WAMCL:

Name	Position(s) with WAMCL/Principal Occupations
James W. Hirschmann	CEO
Michael Zelouf, CFA	Director of International Business

The business address of each person listed above is 10 Exchange Square, Primrose Street, London EC2A2EN.

C-1

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and                                 , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                                  are a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-Adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Patricia A. Weiland. All notices provided to the Sub-Adviser will be sent to the attention of                                         .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                                     .1

GUIDESTONE FUNDS -
2401 Cedar Springs Road
Dallas, Texas 75201
Attest:
By:		By:
Name:	Rodney R. Miller	Name:	John R. Jones
Title:	Vice President and Secretary	Title:	President

GUIDESTONE CAPITAL MANAGEMENT
2401 Cedar Springs Road
Dallas, Texas 75201
Attest:
By:		By:
Name:	Patricia A. Weiland	Name:	Rodric E. Cummins
Title:	Senior Vice President and Chief Operating Officer	Title:	Senior Vice President and Chief Investment Officer

SUB-ADVISER
Attest:
By:		By:
Name:		Name:
Title:		Title:

[1]	Original Contract dated July 1, 2001

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.

2.	Report showing the derivative holdings.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.

2.	Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.

4.	All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.	Attribution analysis report.

7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.	Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.	SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rouge trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.

3.	Current code of ethics and Rule 17j-1 certification paragraph.

4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.	Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.	Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.	Meet with GuideStone Capital Management at least twice annually for a formal Fund Account review – once in GuideStone Capital Management’s office and once in the Sub-Adviser’s office.

7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

Sub-Advisory Fees

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and                                     , (“Sub-Adviser”) relating to the                                     (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets                     Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISOR

Name	Title	Specimen Signature
John R. Jones	President

Rodney R. Miller	Vice President and Secretary

Jeffrey P. Billinger	Vice President and Treasurer

Rodric E. Cummins	Senior Vice President and Chief Investment Officer

Matt L. Peden	Vice President and Investment Officer

Patricia A. Weiland	Senior Vice President and Chief Operating Officer

Arthur Merritt	Chief Compliance Officer

Patrick Pattison	Financial Officer